Subsequent Events	3 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

Note 11—Subsequent events

On January 24, 2013 we acquired all of the outstanding capital stock of NextBus, Inc. as well as certain contracts that were owned by the former owner of NextBus, for cash of $20.7 million. NextBus provides real-time passenger information systems to transit agencies.

On March 4, 2013 we extended our Secured Letter of Credit Facility agreement with a bank, which supports our issuance of letters of credit that guarantee our obligations to perform under contracts in all our operating segments. The extended Secured Letter of Credit Facility expires in March 2014. At March 31, 2013 there were letters of credit outstanding under this agreement of $60.5 million. In support of the facility, we continue to hold $68.8 million of our cash held in the U.K. on deposit as collateral in a restricted account with the bank providing the facility. The maximum amount of letters of credit currently allowed by the facility is $62.6 million, and any increase above this amount would require bank approval and additional restricted funds to be placed on deposit.

On March 12, 2013, we entered into a Note Purchase and Private Shelf Agreement with Prudential Investment Management, Inc. and certain of Prudential's affiliates (collectively, the "Purchasers"). Pursuant to the agreement, we agreed to issue and sell to the Purchasers $50,000,000 aggregate principal amount of Series A Notes and $50,000,000 aggregate principal amount of Series B Notes. The Series A Notes and the Series B Notes are senior unsecured notes, bear interest at a rate of 3.35% and mature on March 12, 2025. The Series A Notes were purchased on March 12, 2013 and the Series B Notes will be purchased by the Purchasers on or about April 23, 2013, subject to the satisfaction of the closing conditions. In addition, pursuant to the agreement, we may from time to time issue and sell, and the Purchasers may in their sole discretion purchase, within the next three years, additional senior notes in aggregate principal amount of up to $25,000,000 that will have terms, including interest rate, as we and the Purchasers may agree upon at the time of issuance.

On March 21, 2013, the Executive Compensation Committee of the Board of Directors approved a long-term equity incentive award program and awarded 161,962 restricted stock units (RSUs) with performance-based vesting and 261,121 RSUs with time-based vesting to certain officers, directors and management. Each RSU represents a contingent right to receive one share of the Company's common stock. Vested shares will be delivered to the recipient following each vesting date.

The time-based vesting RSUs vest in four equal installments on each of October 1, 2013, 2014, 2015 and 2016, subject to the recipient's continued service with the Company through such date.

The performance period for the performance-based vesting RSUs commenced on October 1, 2012 and will end on September 30, 2015. Specifically, recipients of the performance-based vesting RSUs will be eligible to vest in the RSUs at the end of the three-year performance period based on the achievement of specified sales growth and return on equity targets for the performance period established by the Committee, subject to the recipient's continued service with the Company through such vesting date. The performance-based RSUs vest based 50% on sales growth achievement and 50% on return on equity achievement by the Company during such performance period. If the Company's sales growth achievement and/or return on equity achievement for the performance period equals or exceeds one of three different achievement levels (threshold, target and maximum), then a certain percentage of the RSUs will vest.